STERLING CAPITAL FOCUS EQUITY ETF

(the “Fund”)

LCG

A series of Northern Lights Fund Trust IV (the “Trust”)

Shares of the Fund are listed and traded on NYSE Arca (the “Exchange”)

Supplement dated February 29, 2024 to the

Prospectus, Summary Prospectus and Statement of Additional Information (the “SAI”) of
the Fund dated September 28, 2023

On February 2, 2024, Guardian Capital Group Limited (“Guardian”) announced that it had entered into a unit purchase agreement under which Guardian’s wholly owned subsidiary, Guardian Capital LLC, will acquire 100% of the ownership interests (the “Acquisition”) of Sterling Capital Management LLC (“Sterling Capital”), adviser of the Fund, from Truist Financial Corporation (“Truist”). The closing of the Acquisition (the “Closing”) is subject to certain conditions and is expected to take place in the second quarter of 2024.

Guardian has indicated that, following the Closing, it plans to operate Sterling Capital as a standalone entity, led by the current team of management and senior professionals, providing continuity, stability and continued excellence for Sterling Capital’s clients.

The Acquisition will result in a change of control of Sterling Capital effective as of the Closing. Pursuant to the terms of the current investment advisory agreement between Sterling Capital and the Trust, on behalf of the Fund, the Acquisition is deemed an assignment of the investment advisory agreement and results in its automatic termination. In anticipation of the termination of the existing investment advisory agreement, it is expected that the Trust’s Board of Trustees will consider a new investment advisory agreement containing substantially similar terms as the current investment advisory agreement with Sterling Capital, including identical advisory fees.

At a special meeting of shareholders of the Fund expected to be held prior to the Closing, shareholders will be asked to consider and approve the new investment advisory agreement. Shareholders of record of the Fund as of the record date will be entitled to vote at the meeting and should expect to receive a proxy statement providing more information about the Acquisition and the new investment advisory agreement.

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUS FOR FUTURE REFERENCE.

You should read this Supplement in conjunction with the Fund's Prospectus, Summary Prospectus and SAI dated September 28, 2023, which provide information that you should know about the Fund before investing. The Fund's Prospectus, SAI and Summary Prospectus have each been filed with the Securities and Exchange Commission and are incorporated by reference. Copies these documents may be obtained without charge by visiting www.sterlingcapital.com/etf/ or by calling 1-888-637-7798 (toll-free).